UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2026

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 600-7555

(Former name or former address, if changed since last report.) Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Neuronetics, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 28, 2026 (the “Annual Meeting”). A total of 55,950,118 shares of common stock, representing approximately 80.41% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: All of the nominees for director were elected to serve a one-year term until the 2027 Annual Meeting, or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominees	For	Withheld	Broker Non-Votes
Avinash N. Amin, M.D.	33,982,534	7,305,990	14,661,594
Robert A. Cascella	29,304,597	11,983,927	14,661,594
Sheryl L. Conley	29,304,311	11,984,213	14,661,594
Sasha S. Cucuz	28,512,554	12,775,970	14,661,594
Glenn P. Muir	29,281,048	12,007,476	14,661,594
Daniel L. Reuvers	34,472,656	6,815,868	14,661,594
Megan R. Rosengarten	28,794,454	12,494,070	14,661,594

Proposal 2: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the Company’s stockholders by the votes set forth in the table below:

47,194,967 votes	FOR the proposal
6,924,816 votes	AGAINST the proposal
1,830,335 votes	ABSTAIN

Proposal 3: The approval, on a non-binding, advisory basis, of the compensation of the individual who served as our principal executive officer during 2025 and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2025 was ratified by the Company’s stockholders by the votes set forth in the table below:

29,133,360 votes	FOR the proposal
11,503,294 votes	AGAINST the proposal
651,870 votes	ABSTAIN
14,661,594 votes	Broker Non-Votes

Proposal 4: The approval of the Neuronetics, Inc. 2026 Equity Incentive Plan was approved by the Company’s stockholders by the votes set forth in the table below:

23,802,955 votes	FOR the proposal
16,651,661 votes	AGAINST the proposal
833,908 votes	ABSTAIN
14,661,594 votes	Broker Non-Votes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: May 29, 2026	By:	/s/ W. Andrew Macan
	Name:	W. Andrew Macan
	Title:	Executive Vice President, Chief Legal Officer, and Corporate Secretary